UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2013
AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-31911	42-1447959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Indentification No.)

6000 Westown Parkway, West Des Moines, Iowa	50266
(Address of Principal Executive Offices)	(Zip Code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
In a press release on October 22, 2013, American Equity Investment Life Holding Company (the “Company”) announced the expiration and final results of its exchange offers for any and all of the Company’s outstanding 3.50% Convertible Senior Notes due 2015 and any and all of the Company’s 5.25% Contingent Convertible Senior Notes due 2029. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits
The following exhibits are being furnished with this Form 8-K.

Exhibit Number	Description

99.1
Press Release dated October 22, 2013, announcing the expiration and final results of its exchange offers for any and all of the Company’s outstanding 3.50% Convertible Senior Notes due 2015 and any and all of the Company’s 5.25% Contingent Convertible Senior Notes due 2029.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2013

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ Ted M. Johnson
Name:	Ted M. Johnson
Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1
Press Release dated October 22, 2013, announcing the expiration and final results of its exchange offers for any and all of the Company’s outstanding 3.50% Convertible Senior Notes due 2015 and any and all of the Company’s 5.25% Contingent Convertible Senior Notes due 2029.